Arteris Announces Financial Results for the First Quarter 2022 and Estimated Second Quarter and Full Year 2022 Guidance
CAMPBELL, Calif. - May 10, 2022 - Arteris, Inc. (Arteris or Arteris IP), a leading provider of network-on-chip (NoC) interconnect and other intellectual property (IP) technology that manages the on-chip communications in system-on-chip (SoC) semiconductor devices, today announced financial results for the first quarter ended March 31, 2022 as well as estimated second quarter and full year 2022 guidance.
"We’re excited to report a strong start to 2022, with Annual Contract Value plus Trailing Twelve Month Royalties of $52.8 million, up 26% year-over-year,” said K. Charles Janac, President and CEO of Arteris IP. “The ongoing democratization of SoC design as well as a disintermediation of the semiconductor supply chain is driving a strong need for automation of System IP solutions in order to compensate for a shortage of SoC architects and skilled interconnect IP engineers. We believe we are uniquely positioned to capitalize on this nascent but immense opportunity as it emerges.”
First Quarter 2022 Financial Highlights:
•Annual Contract Value (ACV) and Trailing-twelve-month (TTM) royalties of $52.8 million, up 26% year-over-year
•Revenue of $11.8 million, up 77% year-over-year
•Remaining performance obligation (RPO) of $60.5 million, up 28% year-over-year
•Operating loss of $6.6 million or 56% of revenue
•Non-GAAP operating loss of $4.2 million or 36% of revenue, compared to a loss of $5.8 million in the year-ago period
•Net loss of $6.8 million or $0.22 per share
•Non-GAAP net loss of $4.4 million or $0.14 per share
•Non-GAAP free cash flow of $(1.5) million or (12)% of revenue
First Quarter 2022 Business Highlights:
•19 designs starts in the first quarter, including two in automotive, four in consumer electronics and seven enabling artificial intelligence/machine learning (AI/ML);
•We added seven Active Customers during the first quarter, of which four are customers enabling AI/ML for IoT, data center and automotive applications;
•We announced that BMW licensed Arteris IP for a Neural Network Accelerator project; and
•We further strengthened our executive team during the quarter with the addition of Pankaj Mayor as Executive Vice President Global Sales and Michal Siwinski as Chief Marketing Officer, each bringing significant industry as well as public company experience.

Estimated Second Quarter and Full Year 2022 Guidance:

	Q2 2022	FY 2022
(in millions, except %)
ACV + TTM royalties	$49.5 - $51.5	$51.6 - $55.6
Revenue	$11.5 - $14.5	$48.0 - $52.0
Non-GAAP operating loss (%)	19.4% - 34.4%	24.9% - 39.9%
Free cash flow (%)	(44.4)% - (29.4)%	(25.5)% - (10.5)%
The guidance provided above are forward-looking statements and reflect our expectations as of today's date. Actual results may differ materially. Refer to the section titled "Forward-Looking Statements" below for information on the factors, among others, that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP gross profit, Non-GAAP gross margin, Non-GAAP operating loss, non-GAAP operating loss margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and free cash flow margin are non-GAAP financial measures. Additional information on Arteris’ historic reported results, including a reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, is included in the financial tables below. A reconciliation of non-GAAP guidance measures reported above to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to Arteris' results computed in accordance with GAAP.
Definitions of the other business metrics used in this press release including ACV, customers and customer retention, design starts and RPO are included below under the heading “Other Business Metrics.”
Conference Call
Arteris will host a conference call today on May 10, 2022 to review its first quarter 2022 financial results and to discuss its financial outlook.

Time:	4:30PM ET
United States/Canada Toll Free:	877-407-9208
International Toll:	1-201-493-6784
Conference ID:	13728557
A live webcast will also be available in the Investor Relations section of Arteris’ website at: https://ir.arteris.com/events-and-presentations
A replay of the webcast will be available in the Investor Relations section of the company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About Arteris
Arteris IP (Nasdaq: AIP) provides system-on-chip (SoC) system IP consisting of network-on-chip (NoC) interconnect IP and IP deployment technology to accelerate system-on-chip (SoC) semiconductor development and integration for a wide range of applications from AI to automobiles, mobile phones, IoT, cameras, SSD controllers, and servers for customers such as Bosch, Mobileye, Samsung, Toshiba and NXP. Arteris IP products include the Ncore® cache coherent and FlexNoC® non-coherent interconnect IP, the CodaCache® standalone last level cache, and optional Resilience Package (ISO 26262 functional safety), FlexNoC AI Package, and PIANO® automated timing closure capabilities. Our IP deployment products provide intelligent automation that accelerates the development and increases the quality of SoC hardware designs and their associated software and firmware, verification and simulation platforms, and specifications and customer documentation. Customer results obtained by using Arteris IP products include lower power, higher performance, more efficient design reuse and faster SoC development, leading to lower development and production costs.
Investor Contacts:
Arteris
Nick Hawkins
Chief Financial Officer
IR@arteris.com
Sapphire Investor Relations
Erica Mannion and Michael Funari
+1 617 542 6180
IR@arteris.com

Forward-Looking Statements
This press release contains forward-looking statements, including but not limited to, statements regarding our future financial and operating performance, including our GAAP and non-GAAP guidance for the second quarter and full year 2022; our market opportunity and its potential growth; our position within the market and our ability to drive customer value. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looks statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the significant competition we face from larger companies and third-party providers; our history of net losses; whether semiconductor companies in the automotive market, AI/ML market, 5G and wireless communications market, large scale cloud and data center market and consumer electronics market incorporate our solutions into their end products and the growth and economic stability of these end markets; our ability to attract new customers and the extent to which our customers renew their subscriptions for our solutions; the ability of our customers’ end products achieving market acceptance or growth; our ability to sustain or grow our licensing revenue; our ability, and the cost, to successfully execute on research and development efforts; the occurrence of product errors or defects in our solutions; if we fail to offer high-quality support; the occurrence of macro-economic conditions that adversely impact us, the effects of geopolitical conflicts, such as the military conflict between Russia and Ukraine, our customers and their end product markets; the range of regulatory, operational, financial and political risks we are exposed to as a result of our dependence on international customers and operations; our ability to protect our proprietary technology and inventions through patents and other IP rights; whether we are subject to any liabilities or fines as a result of government regulation, including import, export and economic sanctions laws and regulations; the occurrence of a disruption in our networks or a security breach; risks associated with doing business in China; and the other factors described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 to be filed with the Securities and Exchange Commission (SEC) on May 10, 2022. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended March 31, 2022 are not necessarily indicative of our operating results for any future periods.

Arteris, Inc
Condensed Consolidated Statements of Loss and Comprehensive Loss
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue
Licensing, support and maintenance	$10,575	$6,161
Variable royalties and other	1,180	497
Total revenue	11,755	6,658
Cost of revenue (1)	979	868
Gross profit	10,776	5,790
Operating expense:
Research and development (1)	9,456	6,538
Sales and marketing (1)	3,921	2,448
General and administrative (1)	4,015	3,251
Total operating expenses	17,392	12,237
Loss from operations	(6,616)	(6,447)
Interest and other expense, net	(81)	(114)
Loss before provision for income taxes	(6,697)	(6,561)
Provision for income taxes	123	156
Net loss and comprehensive loss	$(6,820)	$(6,717)

Net loss per share attributable to common stockholders, basic and diluted	$(0.22)	$(0.36)
Weighted average shares used on computing per share amounts, basic and diluted	31,619,706	18,832,800
(1) Includes stock-based compensation expense as follows:

	Three Months Ended
	March 31,
	2022	2021
	(in thousands)
Cost of revenue	$96	$13
Research and development	1,144	199
Sales and marketing	271	24
General and administrative	798	97
Total stock-based compensation expense	$2,309	$333

Arteris, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share data)
(unaudited)

	As of
	March 31, 2022	December 31, 2021
ASSETS
Currents assets:
Cash	$82,236	$85,825
Accounts receivable, net	8,199	13,873
Prepaid expenses and other current assets	8,456	6,949
Total current assets	98,891	106,647
Property and equipment, net	2,281	2,438
Operating lease right-of-used assets	2,595	2,765
Intangibles, net	2,840	2,959
Goodwill	2,677	2,677
Other assets	3,088	2,957
TOTAL ASSETS	$112,372	$120,443
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Account payable	$1,032	$1,722
Accrued expenses and other current liabilities	9,456	10,573
Operating lease liabilities, current	1,007	961
Deferred revenue, current	28,115	28,403
Vendor financing arrangements, current	802	833
Total current liabilities	40,412	42,492
Deferred revenue, noncurrent	21,361	20,773
Operating lease liabilities, noncurrent	1,660	1,851
Vendor financing arrangements, noncurrent	124	266
Other liabilities	1,156	2,157
Total liabilities	64,713	67,539
Stockholders' equity:
Preferred stock, par value of $0.001 - 10,000,000 shares authorized and no shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively.	—	—
Common stock, par value of $0.001 - 300,000,000 shares authorized as of March 31, 2022 and December 31, 2021; 31,858,420 and 31,530,682 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	31	31
Additional paid-in-capital	93,520	91,945
Accumulated other comprehensive loss	(81)	(81)
Accumulated deficit	(45,811)	(38,991)
Total stockholders' equity	47,659	52,904
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$112,372	$120,443

Arteris, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(6,820)	$(6,717)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	401	369
Stock-based compensation	2,309	333
Operating non-cash lease expense	25	(3)
Other, net	—	(8)
Changes in operating assets and liabilities:
Accounts receivable, net	5,674	6,084
Prepaid expenses and other assets	(1,447)	(762)
Account payable	(434)	666
Accrued expenses and other liabilities	(1,370)	(1,237)
Deferred revenue	301	1,791
Net cash (used in) provided by operating activities	(1,361)	516
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(92)	(39)
Payments of deferred transaction costs relating to investment in Transchip	(191)	—
Net cash used in investing activities	(283)	(39)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of contingent consideration for business acquisition	(1,573)	—
Principle payments under vendor financing arrangements	(205)	(138)
Proceeds from exercise of stock options	90	184
Payments of deferred offering costs	(257)	(94)
Payments of principle portion of Term loan	—	(150)
Other	—	(2)
Net cash used in financing activities	(1,945)	(200)
NET DECREASE IN CASH	(3,589)	277
CASH, beginning of period	85,825	11,744
CASH, end of period	$82,236	$12,021

Non-GAAP Financial Measures
To supplement our financial results, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core performance. These non-GAAP measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We define "Non-GAAP gross profit and Non-GAAP gross margin" as GAAP gross profit and GAAP gross margin, adjusted for stock-based compensation expense included in cost of revenue. We define “Non-GAAP Loss from Operations” as our income (loss) from operations adjusted to exclude stock-based compensation, acquisition costs and amortization of acquired intangible assets. We define “Non-GAAP Net Loss” as our net income (loss) adjusted to exclude stock-based compensation, acquisition costs, amortization of acquired intangible assets and gain on extinguishment of debt.
We define “Non-GAAP EPS”, as our Non-GAAP Net Income (Loss) divided by our GAAP weighted-average number of shares outstanding for the period on a diluted basis. Management uses Non-GAAP EPS to evaluate the performance of our business on a comparable basis from period to period.
The above items are excluded from our Non-GAAP Gross Profit, Non-GAAP Income (Loss) from Operations and Non-GAAP Net Income (Loss) because these items are non-cash in nature, or are not indicative of our core operating performance, and render comparisons with prior periods and competitors less meaningful. We believe Non-GAAP Gross Profit, Non-GAAP Income (Loss) from Operations and Non-GAAP Net Income (Loss) provide useful supplemental information to investors and others in understanding and evaluating our results of operations, as well as provide a useful measure for period-to-period comparisons of our business performance.
We define free cash flow as net cash (used in) provided by operating activities less cash used for purchases of property and equipment. We believe that free cash flow is a useful indicator of liquidity that provides information to management and investors, even if negative, about the amount of cash used in our operations other than that used for investments in property and equipment.

Other Business Metrics
Annual Contract Value (ACV) – we define Annual Contract Value for an individual customer agreement as the total fixed fees under the agreement divided by the number of years in the agreement term. Our total ACV is the aggregate ACVs for all our customers as measured at a given point in time. Total fixed fees includes licensing, support and maintenance and other fixed fees under IP licensing or software licensing agreements but excludes variable revenue derived from licensing agreements with customers, particularly royalties. We monitor ACV to measure our success and believe the increase in the number shows our progress in expanding our customers’ adoption of our solutions.
Active Customers – we define Active Customers as customers who have entered into a license agreement with us that remains in effect. The retention and expansion of our relationships with existing customers are key indicators of our revenue potential.
Design Starts – we define Design Starts as when customers commence new semiconductor designs using our interconnect IP and notify us. Design Starts is a metric management uses to assess the activity level of our customers in terms of the number of new semiconductor designs that are started using our interconnect IP in a given period. We believe that the number of Design Starts is an important indicator of the growth of our business and future royalty revenue trends.
Remaining Performance Obligations (RPO) – we define Remaining Performance Obligations as the amount of contracted future revenue that has not yet been recognized, including both deferred revenue and contracted amounts that will be invoiced and recognized as revenue in future periods.

Arteris, Inc.
Reconciliation of GAAP Measures to Non-GAAP Measures
(In thousands, except share and per share data)
(unaudited)
Non-GAAP Gross Profit and Gross Margin

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Gross profit	$10,776	$5,790
Add:
Stock-based compensation expense included in cost of revenue (1)	96	13
Non-GAAP gross profit	$10,872	$5,803
Gross margin	92%	87%
Non-GAAP gross margin	92%	87%
(1) See table in footnote (1) to the condensed consolidated statements of loss and comprehensive loss above for breakdown of stock-based compensation expense by line item.

Non-GAAP Loss from Operations

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Loss from operations	$(6,616)	$(6,447)
Add:
Stock-based compensation expense (1)	2,309	333
Acquisition costs (2)	—	183
Amortization of acquired intangible assets (3,4)	119	119
Non-GAAP loss from operations	$(4,188)	$(5,812)
(1) See table in footnote (1) to the condensed consolidated statements of loss and comprehensive loss above for breakdown of stock-based compensation expense by line item.
(2) Includes advisory, legal, accounting, valuation, and other professional or consulting fees associated with the Magillem acquisition.
(3) Represents the amortization expenses of our intangible assets attributable to the Magillem acquisition.
(4) Includes amortization of acquired intangible assets as follows:

	Three Months Ended
	March 31,
	2022	2021
	(in thousands)
Research and development	$85	$85
Sales and marketing	34	34
Total amortization	$119	$119

Non-GAAP Net Loss and Non-GAAP EPS, Basic and Diluted

	Three Months Ended March 31
	2022	2021
	(in thousands, excepts per share data)
Net loss	$(6,820)	$(6,717)
Add:
Stock-based compensation expense (1)	2,309	333
Acquisition costs (2)	—	183
Amortization of acquired intangible assets (3,4)	119	119
Gain on extinguishment of debt	—	(10)
Non-GAAP net loss (5)	$(4,392)	$(6,092)

Net loss per share attributable to common stockholders, basic and diluted	$(0.22)	$(0.36)
Per share impacts of adjustments to net loss (6)	$0.08	$0.04
Non-GAAP EPS, basic and diluted	$(0.14)	$(0.32)

Weighted average shares used in computing per share amounts, basic and diluted	31,619,706	18,832,800
(1) See table in footnote (1) to the condensed consolidated statements of loss and comprehensive loss above for breakdown of stock-based compensation expense by line item.
(2) Includes advisory, legal, accounting, valuation, and other professional or consulting fees associated with the Magillem acquisition.
(3) Represents the amortization expenses of our intangible assets attributable to the Magillem acquisition.
(4) See table in footnote (4) to the Non-GAAP Loss from Operations above for breakdown of amortization of acquired intangible assets by line item.
(5) Our GAAP tax provision is primarily related to foreign withholding taxes and income tax in profitable foreign jurisdictions. We maintain a full valuation allowance against our deferred tax assets in the US. Accordingly, there is no significant tax impact associated with these non-GAAP adjustments
(6) Reflects the aggregate adjustments made to reconcile Non-GAAP Net Loss to our net loss as noted in the above table, divided by the GAAP diluted weighted average number of shares of the relevant period.
Free Cash Flow

	Three Months Ended March 31,
	2022	2021
	(in thousands)
Net cash (used in) provided by operating activities	$(1,361)	$516
Less:
Purchase of property and equipment	(92)	(39)
Free cash flow	$(1,453)	$477
Net cash used in investing activities	$(283)	$(39)
Net cash used in financing activities	$(1,945)	$(200)